UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2016

PixarBio Corporation
(Name of Small Business Issuer in its Charter)

Delaware	47-1945113
(State or Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

200 Boston Avenue, Suite 1875 Medford, MA 02155
(Address of principal executive offices)
(617) 803-8838
(Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

PixarBio Corporation (the “Company”) issued a press release, dated December 21, 2016, in which the Company announced the establishment of the JP Reynolds Research Center in Woburn, MA (the “Lab”). The Lab will focus on R&D products to transfer neurological research toward market.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

99.1

Press Release dated December 21, 2016 – PixarBio Corporation Establishes the JP Reynolds Research Center in Woburn, MA to Advance In-house Research Portfolio in Epilepsy, Spinal Cord Injury, and Non-Addictive Pain Platform

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PixarBio Corporation
(Registrant)

Date: December 23, 2016	By:	/s/ Francis M. Reynolds
Name: Francis M. Reynolds Title: Chief Executive Officer

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